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                                                                    EXHIBIT 1.2

                             JOINT FILING AGREEMENT


         This JOINT FILING AGREEMENT, dated July 2, 2001, is made by and between The AES Corporation, a Delaware corporation ("AES"), AES Channon Holdings B.V., a Dutch corporation ("Channon"), Corporacion EDC, C.A. a Venezuelan corporation ("CEDC"), Inversiones Inextel, C.A., a Venezuelan corporation ("Inextel"), Servicios EDC, C.A., a Venezuelan corporation ("Servicios") and Inversiones Onapo, C.A., a Venezuelan corporation ("Onapo"). AES, Channon, CEDC, Inextel, Servicios and Onapo collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that the statement on Schedule 13D with respect to Compania Anonima Nacional Telefonos de Venezuela is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.




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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint
Filing Agreement on the day and year first above written.

                              The AES Corporation

                              By:   /s/ Barry J. Sharp
                                    --------------------------------------
                                    Name:    Barry J. Sharp
                                    Title:   Senior Vice President and Chief
                                             Financial Officer



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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint
Filing Agreement on the day and year first above written.


                                      AES Channon Holdings B.V.

                                      By:   /s/ Steven P. Clancy
                                            -----------------------------
                                            Name:    Steven P. Clancy
                                            Title:   Director





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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint
Filing Agreement on the day and year first above written.


                                       Corporacion EDC, C.A.

                                       By:   /s/ Steven P. Clancy
                                             -----------------------------
                                             Name:    Steven P. Clancy
                                             Title:   Chief Financial Officer





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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint
Filing Agreement on the day and year first above written.

                                          Inversiones Inextel, C.A.

                                          By:   /s/ Steven P. Clancy
                                                -----------------------------
                                                Name:    Steven P. Clancy
                                                Title:   Director





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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint
Filing Agreement on the day and year first above written.

                                            Servicios EDC, C.A.

                                            By:   /s/ Paul Hanrahan
                                                  -----------------------------
                                                  Name:    Paul Hanrahan
                                                  Title:   Director



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         IN WITNESS WHEREOF, the Parties hereto have executed this Joint
Filing Agreement on the day and year first above written.

                                            Inversiones Onapo, C.A.

                                            By:   /s/ Steven P. Clancy
                                                  -----------------------------
                                                  Name:    Steven P. Clancy
                                                  Title:   Director